                                                                      Exhibit A

                             STOCK OPTION AGREEMENT


                  THIS STOCK OPTION AGREEMENT, made as of this 20th day of February, 1998, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and ERNIE DANNER (the "Executive").

                  WHEREAS, Holdings has agreed to grant to the Executive an option to purchase Holdings Common Stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement in consideration for past services to Holdings and TW Acquisition Corporation ("TW"), a wholly-owned subsidiary of Holdings; and

                  NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

                  1. DEFINITIONS. For purposes of this Agreement, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement between Universal Compression, Inc., Holdings and the Executive dated as of the date hereof.

                  2. GRANT OF OPTION. Holdings hereby grants to the Executive an option (the "Option") to purchase 4,780 shares of Common Stock at $50 per share. This Option is granted under Holdings' Incentive Stock Option Plan and shall constitute, to the extent permissible, an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, and otherwise shall be a Non-Qualified Stock Option.

                  3. OPTION TERMS AND CONDITIONS.

                     (a) Exercise of Option. The Option shall become immediately exercisable upon the execution of this Agreement. The Option shall expire on the tenth anniversary date of the date hereof.

                     (b)  Termination of Employment.

                          (i)   Termination due to Death, Disability or
Retirement. In the event the Executive's employment with Universal Compression, Inc. ("Compression") terminates on account of death, disability or retirement, the Option shall be and remain exercisable for the balance of the term of the Option.

                          (ii)  Termination of Employment Without Cause.  In the
event the Executive's employment with Compression shall terminate without Cause, the Option shall be and remain exercisable for the balance of the term of the Option.

                          (iii) Termination of Employment for Cause. In the
event the Executive's employment with Compression shall terminate for Cause pursuant to the Employment Agreement, the Option shall terminate on the date of such termination.

                  4. NON-ASSIGNABILITY. No Option granted hereby and no right arising thereunder shall be transferable during the lifetime of the Executive or by will or by the laws of descent and distribution. During the lifetime of the Executive, the Option shall be exercisable only by the Executive. Any Option which is exercisable at the date of the Executive's death shall be exercisable in accordance with the terms of this Agreement by the executor or administrator, as the case may be, of the Executive's estate for the next three (3) months following the date of the Executive's death and shall then terminate.

                  5. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Executive, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the board of directors of Holdings (the "Board"), by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) by delivery of shares of Common Stock owned by the Executive having a Market Price (as determined by Section 6 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                              X = Y x (A - $50)
                                  -------------
                                       A


Where:     X     =     the number of shares of Common Stock to be
                       issued pursuant to clause (v) above;

           Y     =     the number of shares of Common Stock that
                       otherwise would have been issuable in
                       respect of that portion of the Option to be exercised pursuant to clause (v) above if such exercise had been pursuant to clause
                       (i), (ii), (iii) or (iv) above;

           A     =     the Market Price of one share of Common Stock
                       on the date of exercise;

provided, however, that clauses (iii) and (v) shall be inapplicable if no Market Price is applicable under clause (iv) of Section 6.

                  6. Market Price of Common Stock. The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or
(iv) if none of clauses (i) - (iii) are applicable, the Market Price as may be determined by the Board of Directors of Holdings or any Committee thereof, there being no obligation to make such determination.

                  7. TRANSFER RESTRICTIONS. The Executive understands that the Common Stock issuable upon the exercise of this Option may not be registered under the Securities Act of 1933, as amended (the "Act"). The Executive acknowledges that the Common Stock will be purchased for investment only, and that it may not be sold or transferred in the absence of either an effective registration statement under the Act or an opinion of experienced securities counsel, acceptable in form and content to Holdings in its sole discretion, which states that registration is not required under the Act.

                  By executing this Agreement, the Executive agrees to refrain from re-offering, reselling, or otherwise disposing of any of the Common Stock acquired upon the exercise of the Option in any manner which would violate the Act or any other Federal or state securities law.

                  All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

                  "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

                  The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of even date herewith (the "Stockholders Agreement"). At the request of Holdings, the Executive shall become a party to the Stockholders Agreement.

                  8. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or Federal law, rule or regulation as Holdings may consider appropriate, and may require the Executive, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

                  Upon demand by the Board, the Executive (or any person acting under Section 4 of this Agreement) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution in violation of federal or state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of the Executive or such other person to purchase any shares.

                  9. ANTI-DILUTION ADJUSTMENTS. In the event of any change in the Common Stock by reason of any stock dividend, cash dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to the Option and the Option price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Executive.

                  10. CALL RIGHT. Upon any termination of the employment of the Executive prior to a public offering of Common Stock, Holdings may purchase Common Stock acquired upon any exercise of the Option then held by the Executive in accordance with the terms and provisions of the Management Stock Buyback Agreement, dated as of the date hereof, by and between Holdings and certain other purchasers of Holdings Common Stock signatory thereto.

                  11. RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which the Executive is recorded as the holder of such shares on the records of Holdings.

                  12. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Executive; or (iii) requiring the Executive, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

                  13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware.

                  14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

                  IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.


                                    EXECUTIVE

                                     /s/  Ernie Danner
                                    _________________________________________
                                    Ernie Danner


                                    UNIVERSAL COMPRESSION HOLDINGS, INC.

                                             /s/  Ernie Danner
                                    By:     _________________________________
                                    Title:  _________________________________

                                                                       Exhibit A


                             STOCK OPTION AGREEMENT


               THIS STOCK OPTION AGREEMENT, made as of this 20th day of February, 1998, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and STEPHEN A. SNIDER (the "Executive").

               WHEREAS, Holdings has agreed to grant to the Executive an option to purchase Holdings Common Stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement in consideration for past services to Holdings and TW Acquisition Corporation ("TW"), a wholly-owned subsidiary of Holdings; and

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

               1. DEFINITIONS. For purposes of this Agreement, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement between Universal Compression, Inc., Holdings and the Executive dated as of the date hereof.

               2. GRANT OF OPTION. Holdings hereby grants to the Executive an option (the "Option") to purchase 6,619 shares of Common Stock at $50 per share. This Option is granted under Holdings' Incentive Stock Option Plan and shall constitute, to the extent permissible, an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, and otherwise shall be a Non-Qualified Stock Option.

               3.     OPTION TERMS AND CONDITIONS.

                      (a) Exercise of Option. The Option shall become exercisable in accordance with the following schedule:

             Years from Grant Date                         Amount Exercisable
             ---------------------                         ------------------

                    1 Year                                      33 1/3%

                    2 Years                                     33 1/3%

                    3 Years                                     33 1/3%

                      (b) Termination of Employment.

                             (i) Termination due to Death, Disability or
Retirement. In the event the Executive's employment with Universal Compression, Inc. ("Compression") terminates on account of death, disability or retirement, the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (ii) Termination of Employment Without Cause. In
the event the Executive's employment with Compression shall terminate without Cause, the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (iii) Termination of Employment for Cause. In the
event the Executive's employment with Compression shall terminate for Cause pursuant to the Employment Agreement, the Option shall terminate on the date of such termination.

               4. NON-ASSIGNABILITY. No Option granted hereby and no right arising thereunder shall be transferable during the lifetime of the Executive or by will or by the laws of descent and distribution. During the lifetime of the Executive, the Option shall be exercisable only by the Executive. Any Option which is exercisable at the date of the Executive's death shall be exercisable in accordance with the terms of this Agreement by the executor or administrator, as the case may be, of the Executive's estate for the next three (3) months following the date of the Executive's death and shall then terminate.

               5. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Executive, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the board of directors of Holdings (the "Board"), by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) by delivery of shares of Common Stock owned by the Executive having a Market Price (as determined by Section 6 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                                X = Y x (A - $50)
                                    -------------
                                          A


Where:         X      =      the number of shares of Common Stock to be issued
                             pursuant to clause (v) above;

               Y      =      the number of shares of Common Stock that otherwise
                             would have been issuable in respect of that portion of the Option to be exercised pursuant to clause
                             (v) above if such exercise had been pursuant to clause (i), (ii), (iii) or (iv) above;

               A      =      the Market Price of one share of Common Stock on
                             the date of exercise;


provided, however, that clauses (iii) and (v) shall be inapplicable if no Market Price is applicable under clause (iv) of Section 6.

               6. Market Price of Common Stock. The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) - (iii) are applicable, the Market Price as may be determined by the Board or any Committee thereof, there being no obligation to make such determination.

               7. TRANSFER RESTRICTIONS. The Executive understands that the Common Stock issuable upon the exercise of this Option may not be registered under the Securities Act of 1933, as amended (the "Act"). The Executive acknowledges that the Common Stock will be purchased for investment only, and that it may not be sold or transferred in the absence of either an effective registration statement under the Act or an opinion of experienced securities counsel, acceptable in form and content to Holdings in its sole discretion, which states that registration is not required under the Act.

               By executing this Agreement, the Executive agrees to refrain from re-offering, reselling, or otherwise disposing of any of the Common Stock acquired upon the exercise of the Option in any manner which would violate the Act or any other Federal or state securities law.

               All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

               "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT

               OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
               THE SECURITIES ACT."

               The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of even date herewith (the "Stockholders Agreement"). At the request of Holdings, the Executive shall become a party to the Stockholders Agreement.

               8. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or Federal law, rule or regulation as Holdings may consider appropriate, and may require the Executive, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

               Upon demand by the Board, the Executive (or any person acting under Section 4 of this Agreement) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution in violation of federal or state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of the Executive or such other person to purchase any shares.

               9. ANTI-DILUTION ADJUSTMENTS. In the event of any change in the Common Stock by reason of any stock dividend, cash dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to the Option and the Option price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Executive.

               10. CALL RIGHT. Upon any termination of the employment of the Executive prior to a public offering of Common Stock, Holdings may purchase Common Stock acquired upon any exercise of the Option then held by the Executive in accordance with the terms and provisions of the Management Stock Buyback Agreement, dated as of the date hereof, by and between Holdings and certain other purchasers of Holdings Common Stock signatory thereto.

               11. RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which the Executive is recorded as the holder of such shares on the records of Holdings.

               12. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Executive; or (iii) requiring the Executive, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

               13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware.

               14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

               IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.


                                            EXECUTIVE

                                             /s/  Stephen A. Snider
                                            ------------------------------------
                                            Stephen A. Snider


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.

                                                  /s/  Ernie Danner
                                            By:  _______________________________
                                            Title:  ____________________________

                                                                      EXHIBIT A


                             STOCK OPTION AGREEMENT


               THIS STOCK OPTION AGREEMENT, made as of this 20th day of February, 1998, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and THOMAS E.
HARTFORD (the "Executive").

               WHEREAS, Holdings has agreed to grant to the Executive an option to purchase Holdings Common Stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement in consideration for past services to Holdings and TW Acquisition Corporation ("TW"), a wholly-owned subsidiary of Holdings; and

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

               1. DEFINITIONS. For purposes of this Agreement, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement between Universal Compression, Inc., Holdings and the Executive dated as of the date hereof.

               2. GRANT OF OPTION. Holdings hereby grants to the Executive an option (the "Option") to purchase 4,780 shares of Common Stock at $50 per share. This Option is granted under Holdings' Incentive Stock Option Plan and shall constitute, to the extent permissible, an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, and otherwise shall be a Non-Qualified Stock Option.

               3.     OPTION TERMS AND CONDITIONS.

                      (a) Exercise of Option. The Option shall become exercisable in accordance with the following schedule:

             Years from Grant Date                          Amount Exercisable
             ---------------------                          ------------------

                    1 Year                                       33 1/3%

                    2 Years                                      33 1/3%

                    3 Years                                      33 1/3%

                      (b) Termination of Employment.

                             (i) Termination due to Death, Disability or
Retirement. In the event the Executive's employment with Universal Compression, Inc. ("Compression") terminates on account of death, disability or retirement,

the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (ii) Termination of Employment Without Cause. In
the event the Executive's employment with Compression shall terminate without Cause, the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (iii) Termination of Employment for Cause. In the
event the Executive's employment with Compression shall terminate for Cause pursuant to the Employment Agreement, the Option shall terminate on the date of such termination.

               4. NON-ASSIGNABILITY. No Option granted hereby and no right arising thereunder shall be transferable during the lifetime of the Executive or by will or by the laws of descent and distribution. During the lifetime of the Executive, the Option shall be exercisable only by the Executive. Any Option which is exercisable at the date of the Executive's death shall be exercisable in accordance with the terms of this Agreement by the executor or administrator, as the case may be, of the Executive's estate for the next three (3) months following the date of the Executive's death and shall then terminate.

               5. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Executive, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the board of directors of Holdings (the "Board"), by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) by delivery of shares of Common Stock owned by the Executive having a Market Price (as determined by Section 6 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                                X = Y x (A - $50)
                                    -------------
                                          A


Where:         X      =      the number of shares of Common Stock to be issued
                             pursuant to clause (v) above;

               Y      =      the number of shares of Common Stock that otherwise
                             would have been issuable in respect of that portion of the Option to be exercised pursuant to clause
                             (v) above if such exercise had been pursuant to clause (i), (ii), (iii) or (iv) above;

               A      =      the Market Price of one share of Common Stock on
                             the date of exercise;


provided, however, that clauses (iii) and (v) shall be inapplicable if no Market Price is applicable under clause (iv) of Section 6.

               6. Market Price of Common Stock. The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) - (iii) are applicable, the Market Price as may be determined by the Board or any Committee thereof, there being no obligation to make such determination.

               7. TRANSFER RESTRICTIONS. The Executive understands that the Common Stock issuable upon the exercise of this Option may not be registered under the Securities Act of 1933, as amended (the "Act"). The Executive acknowledges that the Common Stock will be purchased for investment only, and that it may not be sold or transferred in the absence of either an effective registration statement under the Act or an opinion of experienced securities counsel, acceptable in form and content to Holdings in its sole discretion, which states that registration is not required under the Act.

               By executing this Agreement, the Executive agrees to refrain from re-offering, reselling, or otherwise disposing of any of the Common Stock acquired upon the exercise of the Option in any manner which would violate the Act or any other Federal or state securities law.

               All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

               "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT

               OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

               The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of even date herewith (the "Stockholders Agreement"). At the request of Holdings, the Executive shall become a party to the Stockholders Agreement.

               8. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or Federal law, rule or regulation as Holdings may consider appropriate, and may require the Executive, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

               Upon demand by the Board, the Executive (or any person acting under Section 4 of this Agreement) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution in violation of federal or state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of the Executive or such other person to purchase any shares.

               9. ANTI-DILUTION ADJUSTMENTS. In the event of any change in the Common Stock by reason of any stock dividend, cash dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to the Option and the Option price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Executive.

               10. CALL RIGHT. Upon any termination of the employment of the Executive prior to a public offering of Common Stock, Holdings may purchase Common Stock acquired upon any exercise of the Option then held by the Executive in accordance with the terms and provisions of the Management Stock Buyback Agreement, dated as of the date hereof, by and between Holdings and certain other purchasers of Holdings Common Stock signatory thereto.

               11. RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which the Executive is recorded as the holder of such shares on the records of Holdings.

               12. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Executive; or (iii) requiring the Executive, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

               13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware.

               14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

               IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.


                                            EXECUTIVE

                                             /s/  Thomas E. Hartford
                                            ____________________________________
                                            Thomas E. Hartford


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.

                                                  /s/  Ernie Danner
                                            By:  _______________________________
                                            Title:  ____________________________

                                                                      EXHIBIT A


                             STOCK OPTION AGREEMENT


               THIS STOCK OPTION AGREEMENT, made as of this 20th day of February, 1998, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and SAMUEL URCIS ("Urcis").

               WHEREAS, Holdings has agreed to grant to Urcis an option to purchase Holdings Common Stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement in consideration for past services to Holdings and TW Acquisition Corporation ("TW"), a wholly-owned subsidiary of Holdings; and

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

               1. DEFINITIONS. For purposes of this Agreement, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Finders and Consulting Services Agreement between Holdings and Urcis dated as of the date hereof.

               2. GRANT OF OPTION. Holdings hereby grants to Urcis an option (the "Option") to purchase 5,957 shares of Common Stock at $50 per share. This Option is granted under Holdings Incentive Stock Option Plan and shall constitute, to the extent permissible, an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, and otherwise shall be a Non-Qualified Stock Option.

               3. OPTION TERMS AND CONDITIONS. The Option shall become immediately exercisable upon the execution of this Agreement. The Option shall expire on the tenth anniversary date of the date hereof.

               4. NON-ASSIGNABILITY. No Option granted hereby and no right arising thereunder shall be transferable during the lifetime of Urcis or by will or by the laws of descent and distribution. During the lifetime of Urcis, the Option shall be exercisable only by Urcis. Any Option which is exercisable at the date of Urcis' death shall be exercisable in accordance with the terms of this Agreement by the executor or administrator, as the case may be, of Urcis' estate for the next three (3) months following the date of Urcis' death and shall then terminate.

               5. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of Urcis, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the board of directors of Holdings (the "Board"), by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) by delivery of shares of Common Stock owned by Urcis having a Market Price (as determined by Section 6 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                                X = Y x (A - $50)
                                    -------------
                                          A


Where:         X      =      the number of shares of Common Stock to be issued
                             pursuant to clause (v) above;

               Y      =      the number of shares of Common Stock that otherwise
                             would have been issuable in respect of that portion of the Option to be exercised pursuant to clause
                             (v) above if such exercise had been pursuant to clause (i), (ii), (iii) or (iv) above;

               A      =      the Market Price of one share of Common Stock on
                             the date of exercise;

provided, however, that clauses (iii) and (v) shall be inapplicable if no Market Price is applicable under clause (iv) of Section 6.

               6. Market Price of Common Stock. The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) - (iii) are applicable, the Market Price as may be determined by the Board or any Committee thereof, there being no obligation to make such determination.

               7. TRANSFER RESTRICTIONS. Urcis understands that the Common Stock issuable upon the exercise of this Option may not be registered under the Securities Act of 1933, as amended (the "Act"). Urcis acknowledges that the Common Stock will be purchased for investment only, and that it may not be sold or transferred in the absence of either an effective registration statement under the Act or an opinion of experienced securities counsel, acceptable in form and content to Holdings in its sole discretion, which states that registration is not required under the Act.

               By executing this Agreement, Urcis agrees to refrain from re-offering, reselling, or otherwise disposing of any of the Common Stock acquired upon the exercise of the Option in any manner which would violate the Act or any other Federal or state securities law.

               All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

               "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

               The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of even date herewith (the "Stockholders Agreement"). At the request of Holdings, Urcis shall become a party to the Stockholders Agreement.

               8. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or Federal law, rule or regulation as Holdings may consider appropriate, and may require Urcis, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

               Upon demand by the Board, Urcis (or any person acting under Section 4 of this Agreement) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of Urcis or such other person to purchase any shares.

               9. ANTI-DILUTION ADJUSTMENTS. In the event of any change in the Common Stock by reason of any stock dividend, cash dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to the Option and the Option price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Urcis.

               10. RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which Urcis is recorded as the holder of such shares on the records of Holdings.

               11. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to Urcis; or (iii) requiring Urcis, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

               12. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York without reference to principles of conflicts of laws.

               13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

               IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.



                                             /s/  Samuel Urcis
                                            ____________________________________
                                            Samuel Urcis



                                            UNIVERSAL COMPRESSION HOLDINGS, INC.

                                                  /s/  Ernie Danner
                                            By:  _______________________________
                                            Title:  ____________________________

                                                                      EXHIBIT A


                             STOCK OPTION AGREEMENT


               THIS STOCK OPTION AGREEMENT, made as of this 20th day of February, 1998, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and NEWTON SCHNOOR (the "Executive").

               WHEREAS, Holdings has agreed to grant to the Executive an option to purchase Holdings Common Stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement in consideration for past services to Holdings and TW Acquisition Corporation ("TW"), a wholly-owned subsidiary of Holdings; and

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

               1. DEFINITIONS. For purposes of this Agreement, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement between Universal Compression, Inc., Holdings and the Executive dated as of the date hereof.

               2. GRANT OF OPTION. Holdings hereby grants to the Executive an option (the "Option") to purchase 2,206 shares of Common Stock at $50 per share. This Option is granted under Holdings' Incentive Stock Option Plan and shall constitute, to the extent permissible, an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, and otherwise shall be a Non-Qualified Stock Option.

               3.     OPTION TERMS AND CONDITIONS.

                      (a) Exercise of Option. The Option shall become exercisable in accordance with the following schedule:

             Years from Grant Date                          Amount Exercisable
             ---------------------                          ------------------

                    1 Year                                       33 1/3%

                    2 Years                                      33 1/3%

                    3 Years                                      33 1/3%

                      (b) Termination of Employment.

                             (i) Termination due to Death, Disability or
Retirement. In the event the Executive's employment with Universal Compression, Inc. ("Compression") terminates on account of death, disability or retirement, the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (ii) Termination of Employment Without Cause. In
the event the Executive's employment with Compression shall terminate without Cause, the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (iii) Termination of Employment for Cause. In the
event the Executive's employment with Compression shall terminate for Cause pursuant to the Employment Agreement, the Option shall terminate on the date of such termination.

               4. NON-ASSIGNABILITY. No Option granted hereby and no right arising thereunder shall be transferable during the lifetime of the Executive or by will or by the laws of descent and distribution. During the lifetime of the Executive, the Option shall be exercisable only by the Executive. Any Option which is exercisable at the date of the Executive's death shall be exercisable in accordance with the terms of this Agreement by the executor or administrator, as the case may be, of the Executive's estate for the next three (3) months following the date of the Executive's death and shall then terminate.

               5. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Executive, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the board of directors of Holdings (the "Board"), by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) by delivery of shares of Common Stock owned by the Executive having a Market Price (as determined by Section 6 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                                X = Y x (A - $50)
                                    -------------
                                          A


Where:         X      =      the number of shares of Common Stock to be issued
                             pursuant to clause (v) above;

               Y      =      the number of shares of Common Stock that otherwise
                             would have been issuable in respect of that portion of the Option to be exercised pursuant to clause
                             (v) above if such exercise had been pursuant to clause (i), (ii), (iii) or (iv) above;

               A      =      the Market Price of one share of Common Stock on
                             the date of exercise;


provided, however, that clauses (iii) and (v) shall be inapplicable if no Market Price is applicable under clause (iv) of Section 6.

               6. Market Price of Common Stock. The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) - (iii) are applicable, the Market Price as may be determined by the Board or any Committee thereof, there being no obligation to make such determination.

               7. TRANSFER RESTRICTIONS. The Executive understands that the Common Stock issuable upon the exercise of this Option may not be registered under the Securities Act of 1933, as amended (the "Act"). The Executive acknowledges that the Common Stock will be purchased for investment only, and that it may not be sold or transferred in the absence of either an effective registration statement under the Act or an opinion of experienced securities counsel, acceptable in form and content to Holdings in its sole discretion, which states that registration is not required under the Act.

               By executing this Agreement, the Executive agrees to refrain from re-offering, reselling, or otherwise disposing of any of the Common Stock acquired upon the exercise of the Option in any manner which would violate the Act or any other Federal or state securities law.

               All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

               "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT

               OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

               The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of even date herewith (the "Stockholders Agreement"). At the request of Holdings, the Executive shall become a party to the Stockholders Agreement.

               8. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or Federal law, rule or regulation as Holdings may consider appropriate, and may require the Executive, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

               Upon demand by the Board, the Executive (or any person acting under Section 4 of this Agreement) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution in violation of federal or state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of the Executive or such other person to purchase any shares.

               9. ANTI-DILUTION ADJUSTMENTS. In the event of any change in the Common Stock by reason of any stock dividend, cash dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to the Option and the Option price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Executive.

               10. CALL RIGHT. Upon any termination of the employment of the Executive prior to a public offering of Common Stock, Holdings may purchase Common Stock acquired upon any exercise of the Option then held by the Executive in accordance with the terms and provisions of the Management Stock Buyback Agreement, dated as of the date hereof, by and between Holdings and certain other purchasers of Holdings Common Stock signatory thereto.

               11. RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which the Executive is recorded as the holder of such shares on the records of Holdings.

               12. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Executive; or (iii) requiring the Executive, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

               13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware.

               14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

               IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.


                                            EXECUTIVE

                                             /s/  Newton Schnoor
                                            ____________________________________
                                            Newton Schnoor


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.

                                                  /s/  Ernie Danner
                                            By:  _______________________________
                                            Title:  ____________________________

                                                                      EXHIBIT A


                             STOCK OPTION AGREEMENT


               THIS STOCK OPTION AGREEMENT, made as of this 20th day of February, 1998, by and between UNIVERSAL COMPRESSION HOLDINGS, INC., a Delaware corporation ("Holdings") and ROBERT RYAN (the "Executive").

               WHEREAS, Holdings has agreed to grant to the Executive an option to purchase Holdings Common Stock, $.01 par value per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement in consideration for past services to Holdings and TW Acquisition Corporation ("TW"), a wholly-owned subsidiary of Holdings; and

               NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties agree as follows:

               1. DEFINITIONS. For purposes of this Agreement, all capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement between Universal Compression, Inc., Holdings and the Executive dated as of the date hereof.

               2. GRANT OF OPTION. Holdings hereby grants to the Executive an option (the "Option") to purchase 2,206 shares of Common Stock at $50 per share. This Option is granted under Holdings' Incentive Stock Option Plan and shall constitute, to the extent permissible, an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended, and otherwise shall be a Non-Qualified Stock Option.

               3.     OPTION TERMS AND CONDITIONS.

                      (a) Exercise of Option. The Option shall become exercisable in accordance with the following schedule:

             Years from Grant Date                          Amount Exercisable
             ---------------------                          ------------------

                    1 Year                                       33 1/3%

                    2 Years                                      33 1/3%

                    3 Years                                      33 1/3%

                      (b) Termination of Employment.

                             (i) Termination due to Death, Disability or
Retirement. In the event the Executive's employment with Universal Compression, Inc. ("Compression") terminates on account of death, disability or retirement, the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (ii) Termination of Employment Without Cause. In
the event the Executive's employment with Compression shall terminate without Cause, the vested portion of the Option shall be and remain exercisable for the balance of the term of the Option.

                             (iii) Termination of Employment for Cause. In the
event the Executive's employment with Compression shall terminate for Cause pursuant to the Employment Agreement, the Option shall terminate on the date of such termination.

               4. NON-ASSIGNABILITY. No Option granted hereby and no right arising thereunder shall be transferable during the lifetime of the Executive or by will or by the laws of descent and distribution. During the lifetime of the Executive, the Option shall be exercisable only by the Executive. Any Option which is exercisable at the date of the Executive's death shall be exercisable in accordance with the terms of this Agreement by the executor or administrator, as the case may be, of the Executive's estate for the next three (3) months following the date of the Executive's death and shall then terminate.

               5. MODE OF EXERCISE. The Option shall be exercised by giving to Holdings written notice stating (a) the number of shares with respect to which the Option is being exercised, (b) the aggregate Exercise Price for such shares, and (c) the method of payment. At the option of the Executive, such aggregate Exercise Price may be paid: (i) in cash; (ii) with the consent of the board of directors of Holdings (the "Board"), by delivery of a promissory note to Holdings payable over a three (3) year period and bearing interest at the prime rate; (iii) by delivery of shares of Common Stock owned by the Executive having a Market Price (as determined by Section 6 hereof) equal in amount to the aggregate Exercise Price of the Option being exercised; (iv) by any combination of (i), (ii) and (iii); or (v) by cancellation of any portion of the Option, in which case the number of shares of Common Stock to be received shall be computed using the following formula:

                                X = Y x (A - $50)
                                    -------------
                                          A

Where:         X      =      the number of shares of Common Stock to be issued
                             pursuant to clause (v) above;

               Y      =      the number of shares of Common Stock that otherwise
                             would have been issuable in respect of that portion of the Option to be exercised pursuant to clause
                             (v) above if such exercise had been pursuant to clause (i), (ii), (iii) or (iv) above;

               A      =      the Market Price of one share of Common Stock on
                             the date of exercise;

provided, however, that clauses (iii) and (v) shall be inapplicable if no Market

Price is applicable under clause (iv) of Section 6.

               6. Market Price of Common Stock. The "Market Price" of the Common Stock on any day shall be determined as follows: (i) if the Common Stock is listed on a national securities exchange or quoted through the NASDAQ National Market System, the Market Price on any day shall be the average of the high and low reported Consolidated Trading sales prices, or if no such sale is made on such day, the average of the closing bid and asked prices reported on the Consolidated Trading listing for such day; (ii) if the Common Stock is quoted on the NASDAQ inter-dealer quotation system, the Market Price on any day shall be the average of the representative bid and asked prices at the close of business for such day; (iii) if the Common Stock is not listed on a national stock exchange or quoted on NASDAQ, the Market Price on any day shall be the average of the high bid and low asked prices reported by the National Quotation Bureau, Inc. for such day; or (iv) if none of clauses (i) - (iii) are applicable, the Market Price as may be determined by the Board or any Committee thereof, there being no obligation to make such determination.

               7. TRANSFER RESTRICTIONS. The Executive understands that the Common Stock issuable upon the exercise of this Option may not be registered under the Securities Act of 1933, as amended (the "Act"). The Executive acknowledges that the Common Stock will be purchased for investment only, and that it may not be sold or transferred in the absence of either an effective registration statement under the Act or an opinion of experienced securities counsel, acceptable in form and content to Holdings in its sole discretion, which states that registration is not required under the Act.

               By executing this Agreement, the Executive agrees to refrain from re-offering, reselling, or otherwise disposing of any of the Common Stock acquired upon the exercise of the Option in any manner which would violate the Act or any other Federal or state securities law.

               All stock certificates representing shares of Common Stock acquired pursuant to the exercise of an Option that are issued by Holdings shall contain a legend substantially in the following form:

               "SHARES OF UNIVERSAL COMPRESSION HOLDINGS, INC. ("HOLDINGS") REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDERS AGREEMENT, DATED AS OF FEBRUARY 20, 1998, WHICH CONTAINS PROVISIONS REGARDING THE RESTRICTIONS ON THE TRANSFER OF SUCH SHARES AND OTHER MATTERS. A COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF HOLDINGS. THE SHARES REPRESENTED BY THIS CERTIFICATE WERE NOT REGISTERED UNDER, AND ARE SUBJECT TO, THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT

               OR IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT."

               The shares of Common Stock acquired pursuant to the Option shall be subject to the provisions regarding transfers of shares in the Stockholders Agreement dated as of even date herewith (the "Stockholders Agreement"). At the request of Holdings, the Executive shall become a party to the Stockholders Agreement.

               8. OPTION SUBJECT TO SECURITIES AND OTHER REGULATIONS. The Option granted hereunder and the obligation of Holdings to sell and deliver shares under such Option shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. Holdings, in its discretion, may postpone the issuance or delivery of shares upon any exercise of the Option until completion of any stock exchange listing, or other qualification of such shares under any state or Federal law, rule or regulation as Holdings may consider appropriate, and may require the Executive, his beneficiary or his legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

               Upon demand by the Board, the Executive (or any person acting under Section 4 of this Agreement) shall deliver to the Board at the time of exercise of the Option a written representation that the shares to be acquired upon the exercise of the Option are being acquired for his own account and not with a view to, or for resale in connection with, any distribution in violation of federal or state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of the Option shall be a condition precedent to the right of the Executive or such other person to purchase any shares.

               9. ANTI-DILUTION ADJUSTMENTS. In the event of any change in the Common Stock by reason of any stock dividend, cash dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Common Stock, the number and kind of shares subject to the Option and the Option price thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Executive.

               10. CALL RIGHT. Upon any termination of the employment of the Executive prior to a public offering of Common Stock, Holdings may purchase Common Stock acquired upon any exercise of the Option then held by the Executive in accordance with the terms and provisions of the Management Stock Buyback Agreement, dated as of the date hereof, by and between Holdings and certain other purchasers of Holdings Common Stock signatory thereto.

               11. RIGHTS PRIOR TO EXERCISE OF OPTION. The Participant shall not have any rights as a stockholder with respect to any shares subject to the Option prior to the date on which the Executive is recorded as the holder of such shares on the records of Holdings.

               12. TAXES. Holdings may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all Federal, state, local and other taxes required by law to be withheld with respect to the Option including, but not limited to: (i) reducing the number of shares of Common Stock otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Executive; or (iii) requiring the Executive, his beneficiary or his legal representative to pay to Holdings the amount required to be withheld or to execute such documents as Holdings deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Common Stock.

               13. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the laws of Delaware.

               14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

               IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have executed this Agreement as of the day and year first above mentioned.


                                            EXECUTIVE


                                             /s/  Robert Ryan
                                            ____________________________________
                                            Robert Ryan


                                            UNIVERSAL COMPRESSION HOLDINGS, INC.

                                                  /s/  Ernie Danner
                                            By:  _______________________________
                                            Title:  ____________________________